-----------------------------------------------------------------


                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                         Reported)  December 20, 1996


     FINANCIAL ASSET SECURITIES CORP., (as depositor under the Pooling and Servicing Agreement, dated as of December 9, 1996, which forms Cityscape Home Equity Loan Trust 1996-4, which will issue the Cityscape Home Equity Loan Trust 1996-4, Home Equity Loan Pass-Through Certificates, Series 1996-
4).


                        FINANCIAL ASSET SECURITIES CORP.
---------------------------------------------------------------------
     (Exact name of registrant as specified in its charter)


         Delaware                333-10273     06-1442101
----------------------------  -------------- ----------------
(State or Other Jurisdiction  (Commission    (I.R.S. Employer
     of Incorporation)        File Number)   Identification No.)



600 Steamboat Road
Greenwich, Connecticut                              06830
-----------------------------------------------------------
(Address of Principal                             (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (203) 625-2700
                                                   ----- --------


-----------------------------------------------------------------


Item 5.  Other Events.
----     ------------


Filing of Derived Materials.
---------------------------




     In connection with the offering of the Cityscape Home Equity Loan Pass-Through Certificates, Series 1996-4, Greenwich Capital Markets, Inc. as underwriter of the Certificates (the "Underwriter"), has prepared certain materials (the "Derived Materials") for distribution to its potential investors. Although the Registrant provided the Underwriter with certain information regarding the characteristics of the Loans in the related portfolio, it did not participate in the preparation of the Derived Materials.

     For purposes of this Form 8-K, Derived Materials shall mean computer generated tables and/or charts displaying, with respect to the Certificates, any of the following: yield; average life, duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature, as well as certain matters relating to the collateral for such transaction. The Derived Materials are attached hereto as Exhibit 1.

Incorporation of Certain Documents by Reference
-----------------------------------------------

     Pursuant to Rule 411 of Regulation C under the Securities Act of 1933 and in reliance on Financial Security Assurance Inc., SEC No-Action Letter (July 16, 1993), Financial Asset Securities Corp. (the "Registrant") will incorporate by reference the financial statements of Financial Security Assurance, Inc., into the Registrant's registration statement (File No. 333-10273). The financial statements will be referred to in the prospectus supplement relating to Cityscape Home Equity Loan Trust 1996-4. In connection with the incorporation of such documents by reference, the Registrant is hereby filing the consent of Coopers & Lybrand L.L.P. ("Coopers & Lybrand") to the use of their name in such prospectus supplement. The consent of Coopers & Lybrand is attached hereto as Exhibit 2.


Item 7.   Financial Statements, Pro Forma Financial
----      -----------------------------------------
          Information and Exhibits.
          ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibit:

1.   Derived Materials

2.   Consent of Coopers & Lybrand L.L.P.


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              FINANCIAL ASSET SECURITIES CORP.



                              By: /s/Charles A. Forbes, Jr.
                                  ----------------------------
   Charles A. Forbes, Jr.





Dated:  December 19, 1996


                                Exhibit Index
                               -------------

Exhibit                                           Page
-------                                           ----

1.   Derived Materials

2.   Consent of Coopers & Lybrand L.L.P.

                                                                    EXHIBIT 1



  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus Supplement for this transaction. An offering may only be made through the delivery of a Prospectus Supplement and the related
                                 Prospectus.

Prepared:  12/18/96
--------
                            Preliminary Term Sheet
                            ----------------------

               CITYSCAPE HOME EQUITY LOAN TRUST, SERIES 1996-4
                          APPROXIMATELY $210,000,000
             FIXED-RATE, SEQUENTIAL PAY PASS-THROUGH CERTIFICATES

                                WAL                  Expected      Price
Class   Amount       (Yrs.)*   Window*    Maturity*  Talk          Benchmark
A-1     $36,000,000   0.50     01-10        TBD      +45        5 5/8 (06/97)
A-2     $32,750,000   1.15     10-18        TBD      +49        5 5/8 (02/98)
A-3     $38,750,000   2.00     18-31        TBD      +50        WI 2 Yr. Tsy.
A-4     $28,000,000   3.08     31-45        TBD      +59        3 Yr. Tsy.
A-5     $12,000,000   4.08     45-53        TBD      +69        5 1/2 (12/00)
A-6     $16,000,000   5.09     53-70        TBD      +80        WI 5 Yr. Tsy.
A-7     $12,000,000   7.05     70-107       TBD      +93        5 7/8 (02/04)
A-8     $14,500,000   11.68    107-177      TBD      +113       10 Yr. Tsy.
A-9     $20,000,000   6.54     37-177       TBD      +75        5 3/4 (08/03)
Total   $210,000,000

   *See "Computational Materials Disclaimer" on page 6

Underwriter:   Greenwich Capital Markets, Inc.
Seller and Servicer:     Cityscape Corp.
Depositor:     Financial Asset Securities Corp.
Trustee:  First Trust National Association.
Federal Tax Status: An election will be made to treat the Trust as a
REMIC.
Registration:  The Certificates will be available in book-entry form through DTC.
Expected Pricing Date:   Wednesday/Thursday, December 18/19, 1996*
Expected Settlement
 Date:    Tuesday, December 24, 1996*
Dated Date:    Monday, December 9, 1996
Accrued Interest:   Price will include interest accrued from the Cut-off
Date to, but not including, the Settlement Date.
Accrual Period:     Interest will accrue for the first distribution on
January 27, 1996 from the Dated Date through December 31, 1996 (actual number of days/360). Thereafter, the accrual period will be each calendar month based on a 360-day year consisting of 12 30-day months.
Distribution Dates: 25th day of each month (or the next succeeding business day), beginning January 26, 1996.
Credit Enhancement: Overcollateralization and a surety wrap to be provided by Financial Security Assurance Corporation ("FSA").
Expected Ratings:   AAA/Aaa, S&P/Moody's (based on FSA surety wrap).
ERISA Eligibility: The Class A Certificates are expected to be ERISA eligible. Prospective investors must review the Prospectus and Prospectus Supplement and consult with their professional advisors for a more detailed description of these matters prior to investing in the Class A Certificates.
SMMEA Treatment:    The Class A Certificates will not constitute "mortgage
related securities" for purposes of SMMEA.
Optional Termination:    Final provisions to be determined in the
Prospectus and Prospectus Supplement.
Prepayment
 Assumption:   4.8% ramping to 24% CPR over 12 months.
Mortgage Loans:     It is expected that Mortgage Loans (the "Initial
Mortgage Loans") having an aggregate principal balance of approximately $177,218,207 will be deposited into the Trust on the Closing Date. A Pre-Funding Account will be established on the Closing Date into which approximately $32,781,793 in cash will be deposited. The amount on deposit in the Pre-Funding Account will be used to purchase additional mortgage loans having similar characteristics as the Initial Mortgage Loans.
* Subject to change

                                    GREENWICH CAPITAL MARKETS, INC.
                                     ALL AMOUNTS SUBJECT TO CHANGE
                                        PRELIMINARY TERM SHEET
                                               12/18/96

                            CITYSCAPE HOME EQUITY LOAN TRUST, SERIES 1996-4
                                              HOME EQUITY
INDEX:                                          Fixed Rate

TOTAL CUT-OFF DATE PRINCIPAL BALANCE:           $ 177,218,206.59
NUMBER OF LOANS:                                  2,736

AVERAGE CUT-OFF DATE PRINCIPAL BALANCE:         $ 64,772.74          RANGE:   $ 2,564.79  -
                                                                              $ 341,161.72
WEIGHTED AVERAGE MORTGAGE RATE:                 12.08%               RANGE:    7.25 - 18.30%

WEIGHTED AVERAGE COMBINED LTV:                  74.60%               RANGE:    8.00 - 96.10%
WEIGHTED AVERAGE COMBINED LTV (2ND):            73.37%               RANGE:   17.00 - 95.00%

WEIGHTED AVERAGE ORIGINAL STATED TERM:          207 months           RANGE:   60 - 360 months
WEIGHTED AVERAGE ORIGINAL AMORTIZED TERM:       325 months           RANGE:   60 - 360 months
WEIGHTED AVERAGE REMAINING TERM:                204 months           RANGE:   55 - 360 months
WEIGHTED AVERAGE MONTHS SEASONED:                 3 months           RANGE:    0 -  23 months

TOP STATE CONCENTRATIONS ($):                   21.69% New York, 9.31% Maryland, 9.10% New Jersey
MAXIMUM ZIP CODE CONCENTRATION ($):              0.58% 11236 (BROOKLYN, NY)

MATURE DATE:                                    Jul 16, 2001 - Dec 01, 2026

                                                       CURRENT                    # OF
                                                  PRINCIPAL BALANCE    PCT($)      LOANS      PCT($)
CUT-OFF DATE BALANCE:      2,564.79 -                  8,684,343.88      4.90       460         16.81
                          25,000.00
                           25,000.01 -                 32,007,927.21     18.06       857         31.32
                          50,000.00
                           50,000.01 -                 37,146,973.65     20.96       601         21.97
                          75,000.00
                           75,000.01 -                 28,611,599.57     16.14       329         12.02
                          100,000.00
                          100,000.01 -                 23,226,857.01     13.11       207          7.57
                          125,000.00
                          125,000.01 -                 18,441,880.78     10.41       135          4.93
                          150,000.00
                          150,000.01 -                  9,339,675.06      5.27        58          2.12
                          175,000.00
                          175,000.01 -                  6,484,279.59      3.66        35          1.28
                          200,000.00
                          200,000.01 -                  4,698,298.16      2.65        22          0.80
                          225,000.00
                          225,000.01 -                  3,104,101.78      1.75        13          0.48
                          250,000.00
                          250,000.01 -                  2,651,107.92      1.50        10          0.37
                          275,000.00
                          275,000.01 -                    582,805.39      0.33         2          0.07
                          300,000.00
                          300,000.01 -                  1,564,694.67      0.88         5          0.18
                          325,000.00
                          325,000.01 -                    673,661.72      0.38         2          0.07
                          341,161.72

MORTGAGE RATE:             7.2500 -  7.5000               135,740.96      0.08         1          0.04
                           7.5001 -  8.0000                49,020.87      0.03         1          0.04
                           8.0001 -  8.5000               165,537.87      0.09         1          0.04
                           8.5001 -  9.0000               562,954.59      0.32         7          0.26
                           9.0001 -  9.5000             4,668,226.70      2.63        56          2.05
                           9.5001 - 10.0000            11,637,125.81      6.57       157          5.74
                          10.0001 - 10.5000            10,132,247.92      5.72       141          5.15
                          10.5001 - 11.0000            19,521,375.07     11.02       299         10.93
                          11.0001 - 11.5000            19,167,036.79     10.82       290         10.60
                          11.5001 - 12.0000            30,528,026.74     17.23       433         15.83
                          12.0001 - 12.5000            18,941,889.15     10.69       299         10.93
                          12.5001 - 13.0000            25,185,974.81     14.21       359         13.12
                          13.0001 - 13.5000            10,589,360.80      5.98       173          6.32
                          13.5001 - 14.0000            11,219,868.51      6.33       191          6.98
                          14.0001 - 14.5000             3,925,489.29      2.22        77          2.81
                          14.5001 - 15.0000             4,774,540.32      2.69       108          3.95
                          15.0001 - 15.5000             2,381,712.92      1.34        39          1.43
                          15.5001 - 16.0000             2,084,060.47      1.18        55          2.01
                          16.0001 - 16.5000               588,496.30      0.33        22          0.80
                          16.5001 - 17.0000               663,374.63      0.37        15          0.55
                          17.0001 - 17.5000               157,363.08      0.09         5          0.18
                          17.5001 - 18.0000                91,855.67      0.05         4          0.15
                          18.0001 - 18.3000                46,654.32      0.03         3          0.11

SEE DISCLAIMER ON PAGE 1 OF THIS PRELIMINARY TERMSHEET

                                    GREENWICH CAPITAL MARKETS, INC.
                                     ALL AMOUNTS SUBJECT TO CHANGE
                                        PRELIMINARY TERM SHEET
                                               12/18/96

                            CITYSCAPE HOME EQUITY LOAN TRUST, SERIES 1996-4
                                              HOME EQUITY
                                                        CURRENT                    # OF
                                                   PRINCIPAL BALANCE   PCT($)      LOANS         PCT($)
COMBINED ORIGINAL LTV:      8.00 - 10.00                     34,862.68     0.02        2          0.07
                           10.01 - 15.00                    112,620.45     0.06        6          0.22
                           15.01 - 20.00                    383,190.91     0.22       15          0.55
                           20.01 - 25.00                    363,672.55     0.21       12          0.44
                           25.01 - 30.00                    577,579.74     0.33       20          0.73
                           30.01 - 35.00                    832,137.03     0.47       24          0.88
                           35.01 - 40.00                  1,947,257.64     1.10       44          1.61
                           40.01 - 45.00                  2,588,886.65     1.46       61          2.23
                           45.01 - 50.00                  4,041,557.46     2.28       85          3.11
                           50.01 - 55.00                  4,011,227.95     2.26       84          3.07
                           55.01 - 60.00                  7,318,207.07     4.13      131          4.79
                           60.01 - 65.00                 12,370,451.34     6.98      206          7.53
                           65.01 - 70.00                 21,113,567.15    11.91      364         13.30
                           70.01 - 75.00                 23,702,394.72    13.37      367         13.41
                           75.01 - 80.00                 52,815,729.80    29.80      715         26.13
                           80.01 - 85.00                 23,747,077.77    13.40      363         13.27
                           85.01 - 90.00                 20,128,300.40    11.36      222          8.11
                           90.01 - 95.00                  1,066,799.31     0.60       14          0.51
                           95.01 - 96.10                     62,785.97     0.04        1          0.04

REMAINING TERM:            55.00 - 60.00                    188,509.08     0.11       10          0.37
                           72.01 - 84.00                    120,166.41     0.07        6          0.22
                           108.01 - 120.00                1,427,983.07     0.81       56          2.05
                           132.01 - 144.00                   14,000.00     0.01        1          0.04
                           156.01 - 168.00                   27,814.91     0.02        1          0.04
                           168.01 - 180.00              133,789,511.78    75.49    2,019         73.79
                           228.01 - 240.00               22,286,878.37    12.58      403         14.73
                           348.01 - 360.00               19,363,342.97    10.93      240          8.77

REMAINING TERM:                 <= 0.00                   1,401,250.00     0.79       12          0.44
                            0.01 -  6.00                173,724,937.26    98.03    2,691         98.36
                            6.01 - 12.00                  2,064,204.42     1.16       32          1.17
                           18.01 - 23.00                     27,814.91     0.02        1          0.04

AMORTIZATION:              Balloon                      116,592,750.97    65.79    1,535         56.10
                           Fully Amortizing              60,625,455.62    34.21    1,201         43.90

LIEN PRIORITY:             1st Lien                     160,786,689.63    90.73    2,272         83.04
                           2nd Lien                      16,431,516.96     9.27      464         16.96

PROPERTY TYPE:             Single Family                146,393,760.82    82.61    2,336         85.38
                           2-4 Units                     27,949,169.97    15.77      349         12.76
                           Condominium                    2,875,275.80     1.62       51          1.86

OCCUPANCY STATUS:          Owner Occupied               162,170,775.82    91.51    2,446         89.40
                           Non-owner Occupied            15,047,430.77     8.49      290         10.60


SEE DISCLAIMER ON PAGE 1 OF THIS PRELIMINARY TERMSHEET

                                    GREENWICH CAPITAL MARKETS, INC.
                                     ALL AMOUNTS SUBJECT TO CHANGE
                                        PRELIMINARY TERM SHEET
                                               12/18/96

                            CITYSCAPE HOME EQUITY LOAN TRUST, SERIES 1996-4
                                              HOME EQUITY
                                                     CURRENT                       # OF
                                                PRINCIPAL BALANCE     PCT($)       LOANS          PCT($)
STATE:                     Arizona                       456,737.52        0.26         8         0.29
                           California                  2,645,131.52        1.49        31         1.13
                           Colorado                      514,846.88        0.29         7         0.26
                           Connecticut                 3,594,417.57        2.03        43         1.57
                           Delaware                      608,797.83        0.34         6         0.22
                           District of                 3,434,705.70        1.94        48         1.75
                           Columbia
                           Florida                    14,664,096.25        8.27       230         8.41
                           Georgia                     6,954,484.34        3.92       118         4.31
                           Illinois                   14,839,939.28        8.37       229         8.37
                           Indiana                     6,424,331.56        3.63       133         4.86
                           Kansas                        212,340.39        0.12         3         0.11
                           Kentucky                    1,382,839.51        0.78        21         0.77
                           Louisiana                      56,250.00        0.03         1         0.04
                           Maryland                   16,490,722.76        9.31       182        10.27
                           Massachusetts               2,394,062.03        1.35        34         1.24
                           Michigan                    6,831,204.20        3.85       141         5.15
                           Minnesota                     457,023.31        0.26         9         0.33
                           Mississippi                   279,263.57        0.16         7         0.26
                           Missouri                    2,141,651.61        1.21        55         2.01
                           New Hampshire                  98,925.00        0.06         1         0.04
                           New Jersey                 16,126,132.10        9.10       163         5.96
                           New York                   38,433,868.29       21.69       437        15.97
                           North Carolina              3,526,280.28        1.99        69         2.52
                           Ohio                       12,147,541.02        6.85       246         8.99
                           Oregon                        318,678.69        0.18         4         0.15
                           Pennsylvania                8,740,064.77        4.93       156         5.70
                           Rhode Island                  119,360.83        0.07         3         0.11
                           South Carolina              3,585,219.37        2.02        79         2.89
                           Tennessee                   3,119,735.59        1.76        52         1.90
                           Utah                           94,856.10        0.05         2         0.07
                           Vermont                       272,070.92        0.15         4         0.15
                           Virginia                    3,440,937.52        1.94        54         1.97
                           Washington                     69,152.50        0.04         1         0.04
                           West Virginia               1,259,515.17        0.71        31         1.13
                           Wisconsin                   1,483,022.61        0.84        29         1.06


SEE DISCLAIMER ON PAGE 1 OF THIS PRELIMINARY TERMSHEET

                      COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables, including information provided on Page 1 of this Preliminary Term Sheet (the "Computational Materials"), are privileged and confidential and intended for use by the addressee only. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to either the Computational Material's accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives or principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials
assume no losses on the underlying assets and no interest shortfall.   The
specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing
the Computational Materials.   The principal amount and designation of any
security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. A Final prospectus and prospectus supplement may be obtained by contacting GCM's Trading Desk at (203) 625-6160.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

                                Cityscape Home Equity Loan Trust 1996-4
                           Pricing Ramp (Remic): 4.8%-24% CPR over 12 Months
                                                0% Call

                  Class A- Class A-2 Class A- Class A- Class A-  Class A- Class A-  Class A- Class A-9
                      1                 3         4        5        6         7        8
     0% Ramp      $36,000, $32,750,0 $38,750, $28,000, $12,000,  $16,000, $12,000,  $14,500, $20,000,0
                     000       00      000       000      000      000       000      000       00
  Avg Life (yrs)    4.78     13.71    14.75     14.75    14.82    15.08     17.95    18.42     12.53
Modified Duration   3.80      8.94     9.32     9.22     9.11      9.11     9.82      9.74     8.01
      (yrs)
 Principal Begins     1       130      177       177      177       179       197      221       37
       (mo)          130      177      177       177      179      197       221      221       177
  Expected Final
       (mo)

     50% Ramp
  Avg Life (yrs)    0.72      2.01     3.84     6.41     9.34     11.90     14.51    14.75     7.89
Modified Duration   0.68      1.83     3.30     5.07     6.73      7.87     8.77      8.69     5.78
      (yrs)

 Principal Begins     1        16       33       61       100      125       163      177       37
       (mo)          16        33       61       100      125      163       177      177       177
  Expected Final
       (mo)

     75% Ramp
  Avg Life (yrs)    0.58      1.44     2.61     4.17     5.61      7.49     10.57    11.84     7.05
Modified Duration   0.56      1.34     2.34     3.54     4.54      5.66     7.18      7.63     5.32
      (yrs)
 Principal Begins     1        12       23       41       61        74       110      142       37
       (mo)          12        23       41       61       74       110       142      142       142
  Expected Final
       (mo)

    100% Ramp
  Avg Life (yrs)    0.50      1.15     2.00     3.08     4.08      5.09     7.05     11.68     6.54
Modified Duration   0.48      1.08     1.82     2.71     3.46      4.16     5.35      7.52     5.03
      (yrs)
 Principal Begins     1        10       18       31       45        53       70       107       37
       (mo)          10        18       31       45       53        70       107      177       177
  Expected Final
       (mo)

    150% Ramp
  Avg Life (yrs)    0.40      0.87     1.38     2.03     2.59      3.13     3.95      5.34     5.18
Modified Duration   0.38      0.82     1.28     1.85     2.31      2.73     3.33      4.26     4.20
      (yrs)

 Principal Begins     1        8        13       21       29        33       42        53       37
       (mo)           8        13       21       29       33        42       53        71       71
  Expected Final
       (mo)
    200% Ramp
  Avg Life (yrs)    0.33      0.72     1.08     1.51     1.85      2.18     2.70      3.47     4.06
Modified Duration   0.32      0.68     1.01     1.39     1.69      1.97     2.38      2.95     3.43
      (yrs)
 Principal Begins     1        7        10       16       21        24       29        35       37
       (mo)           7        10       16       21       24        29       35        51       51
  Expected Final
       (mo)


These computational materials should be accompanied by a one-page disclaimer which must be read in its entirety by the addressee of this communication.


                                                                    EXHIBIT 2

                    (COOPERS & LYBRAND L.L.P. LETTERHEAD)

                      CONSENT OF INDEPENDENT ACCOUNTANTS


                                 ___________

We consent to the incorporation by reference in the Prospectus Supplement dated December 23, 1996 (to Prospectus dated December 11, 1996) of Financial Asset Securities Corp., relating to the Cityscape Home Equity Loan Trust, Series 1996-4 of our report dated January 17, 1996, on our audits of the consolidated financial statements of Financial Security Assurance Inc. and Subsidiaries as of December 31, 1995 and 1994, and for each of the three years in the period ended December 31, 1995. We also consent to the reference to our Firm under the caption "Experts".

                              /s/ COOPERS & LYBRAND L.L.P.

New York, New York
December 23, 1996